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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2005

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-A1)

                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                              333-112231                       33-3416059
--------                                              ----------                       ----------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
of Incorporation)                                    File Number)                  Identification No.)

4 World Financial Center
New York, New York                                                                        10281
------------------                                                                        -----
(Address of Principal                                                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (212) 449-1000

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



Item 8.01. Other Events.
           ------------

                  Consent of Thacher Proffitt & Wood LLP.

Item 9.01(c).     Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                        ITEM 601(A) OF
                        REGULATION S-K
EXHIBIT NO.             EXHIBIT NO.             DESCRIPTION
-----------             -----------             -----------
     1                      23                  Consent of Thacher Proffitt &
                                                Wood LLP, legal counsel for
                                                Merrill Lynch Mortgage
                                                Investors, Inc. with respect to
                                                the Merrill Lynch Mortgage
                                                Investors, Inc., Mortgage
                                                Pass-Through Certificates,
                                                Series 2005-A1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By:  /s/ Paul Park
                                             ---------------------------------
                                        Name:    Paul Park
                                        Title:   Authorized Signatory

Dated: January 20, 2005

                                  EXHIBIT INDEX

        Item 601(a) of             Sequentially Exhibit            Regulation S-K                  Numbered
            Number                      Exhibit No.                  Description                     Page
            ------                      -----------                  -----------                     ----
              1                             23                       Law Firms' Consent                6